Exhibit 99.2

CENTURY CASINOS, INC. Financial Results Q3 2021 Century Casinos 1

Forward-Looking Statements, Business Environment and Risk Factors This presentation may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995. In addition, Century Casinos, Inc. (together with its subsidiaries, the “Company”, “we”, “us”, “our”) may make other written and oral communications from time to time that contain such statements. Forward-looking statements include statements as to industry trends and future expectations of the Company and other matters that do not relate strictly to historical facts and are based on certain assumptions by management at the time such statements are made. Forward-looking statements in this presentation include statements regarding the hotel and casino projects in Missouri, future results of operations, including statements about operating margins, the impact of the current coronavirus (COVID-19) pandemic, estimates of the financial impact of COVID-19, the adequacy of cash flows from operations and available cash to meet our future liquidity needs, particularly if we cannot operate our casinos due to COVID-19 or their operations are restricted, operating efficiencies, synergies and operational performance, the prospects for and timing and costs of new projects, projects in development and other opportunities, the credit agreement with Macquarie (as defined herein) and obligations under our Master Lease (as defined herein) and the ability to repay debt and other obligations, investments in joint ventures, outcomes of legal proceedings, changes in our tax provisions or exposure to additional income tax liabilities, and plans for our casinos and our Company. These statements are often identified by the use of words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” or “continue,” and similar expressions or variations. These statements are based on the beliefs and assumptions of the management of the Company based on information currently available to management. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Important factors that could cause actual results to differ materially from the forward-looking statements include, among others, the risks described in the section entitled “Risk Factors” under Item 1A in our Annual Report on Form 10-K for the year ended December 31, 2020 (the “2020 Annual Report”) and our subsequent periodic and current reports filed with the SEC. We caution the reader to carefully consider such factors. Furthermore, such forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. Century Casinos 2

Notes on Presentation In this presentation the term “USD” refers to US dollars, the term “CAD” refers to Canadian dollars and the term “PLN” refers to Polish zloty. Adjusted EBITDA, Adjusted EBITDA margin and Net Debt are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA, Adjusted EBITDA margin and Net Debt. Amounts presented are rounded. As such, rounding differences could occur in period-over-period changes and percentages reported throughout this presentation. The names of the Company’s subsidiaries and certain operating segments are abbreviated on certain of the following slides. See Appendix A for a list of the subsidiaries and their abbreviations. Century Casinos 3

COVID-19 Update The COVID-19 pandemic has had an adverse effect on the Company’s 2020 results of operations and financial condition, and has impacted the Company’s results of operations to a lesser extent in 2021 because the Company’s United States properties were open and operating during this period. The Company’s Canada properties reopened on June 10, 2021, and its Poland casinos reopened on May 28, 2021. The Company’s casinos in the United States have been open since June 2020. Each of the Company’s properties has been required to vary its operations based on the governmental health and safety requirements in the jurisdiction in which it is located. Current government health and safety requirements in Canada include proof of vaccination or negative rapid test results for entry. The Company’s operations in the United States and Poland have limited health and safety requirements for entry. Century Casinos 4

Other Projects and Developments The Company plans to relocate its Century Casino Caruthersville casino, currently the last remaining riverboat on open water in Missouri, to a land-based casino with an attached hotel, estimated to open in 2024, and to build a hotel that will attach onto Century Casino Cape Girardeau, estimated to open in late 2023. The Company estimates project costs of $68.3 million. The Company plans to finance the cost of these projects with cash on hand, by seeking financing, or with a combination of the two.  Century Casinos 5

Q3 2021 Net Operating Revenue by Reportable Segment and Operating Segment (in USD) Excluding Corporate and Other Reportable Segment Poland 18% Canada 18% United States 64% Poland 18% Edmonton 12% Calgary 6% Colorado 11% West Virginia 27% Missouri 26% Century Casinos 6

Q3 2021 Earnings (Loss) from Operations by Reportable Segment and Operating Segment (in USD) Excluding Corporate and Other Reportable Segment Poland 9% Canada 24% United States 67% Poland 9% Edmonton 12% Calgary 12% Colorado 16% West Virginia 15% Missouri 36% Century Casinos 7

Q3 2021 Net Earnings (Loss) Attributable to Century Casinos, Inc. Shareholders by Reportable Segment and Operating Segment (in USD) Excluding Corporate and Other Reportable Segment Poland 8% Canada 27% United States 65% Poland 8% Edmonton 18% Calgary 9% Colorado 24% West Virginia 11% Missouri 30% Century Casinos 8

Q3 2021 Adjusted EBITDA* by Reportable Segment and Operating Segment (in USD) Excluding Corporate and Other Reportable Segment Poland 9% Canada 22% United States 69% Poland 9% Edmonton 13% Calgary 9% Colorado 14% West Virginia 17% Missouri 38% *Adjusted EBITDA is a non-GAAP financial measure. See Appendix A for the definition and reconciliation of Adjusted EBITDA. Century Casinos 9

Net Operating Revenue per Quarter (in USD) In millions 0 20 40 60 80 100 120 140 Q1 36.4 40.6 45.6 87.7 72.4 Q2 37.3 39.6 52.4 36.1 92.2 Q3 41.0 43.6 52.9 95.7 116.6 Q4 39.3 45.1 67.2 84.8 2017 2018 2019 2020 2021 Century Casinos 10

Balance Sheet (Selected Information in USD) In millions (except BVPS) September 30, 2021 December 31, 2020 Change Total Assets 697.9 680.8 3% Total Debt 182.4 184.6 (1%) Book Value per Share* 4.59 3.99 15% Net Debt** 89.8 130.4    *Book Value per Share is defined as total Century Casinos, Inc. shareholders’ equity divided by outstanding common shares. **Net Debt is calculated as total long-term debt (including current portion) plus deferred financing costs minus cash and cash equivalents. Net Debt is a non-GAAP financial measure. See Appendix A. Debt as of September 30, 2021 included $167.0 million related to our credit agreement with Macquarie Capital (“Macquarie”), $0.5 million related to CPL, $7.7 million related to CRM and $15.3 million related to CDR’s long-term land lease, net of $8.1 million in deferred financing costs. The Company also has a $280.9 million long-term financing obligation under its triple-net master lease (“Master Lease”). Century Casinos 11

Income Statement (Selected Information in USD) In millions Q3 2021 Q3 2020 Change Net Operating Revenue 116.6 95.7 22% Earnings from Operations 25.7 15.0 71% Net Earnings Attributable to Century Casinos, Inc. Shareholders 11.2 3.7 200% Adjusted EBITDA* 33.1 22.2 49% Basic Earnings per Share 0.38 0.13 192% Diluted Earnings per Share 0.36 0.13 177% *Adjusted EBITDA is a non-GAAP financial measure. See Appendix A for the definition and reconciliation of Adjusted EBITDA.Century Casinos 12

Debt and Net Debt to Adjusted EBITDA* (in USD) As of September 30, 2021 and for the years ended December 31, 2013-2020 -2x -1x 0x 1x 2x 3x 4x 5x 6x 7x 8x 9x 2013 2.7x 0.5x 2014 3.0x 1.1x 2015 1.6x 0.3x 2016 2.2x 0.7x 2017 2.2x -0.7x 2018 2.5x 0.6x 2019 6.8x 5.1x 2020 7.9x 5.6x 2021 2.8x 1.4x Debt to Adjusted EBITDA Net Debt to Adjusted EBITDA *Debt to Adjusted EBITDA is calculated by dividing the Company’s trailing twelve-month Adjusted EBITDA less cash payments on the Master Lease by the principal amount of outstanding debt. Net Debt to Adjusted EBITDA is calculated by dividing the Company’s trailing twelve-month Adjusted EBITDA less cash payments on the Master Lease by Net Debt. Adjusted EBITDA and Net Debt are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Net Debt. Century Casinos 13

Q3 2021 Highlights – United States (Selected Information in USD) In millions Q3 2021 Q3 2020 Change Net Operating Revenue 73.9 62.6 18% Operating Costs and Expenses 54.4 47.9 13% Earnings from Operations 19.5 14.7 33% Net Earnings Attributable to Century Casinos, Inc. Shareholders 12.4 7.7 62% Adjusted EBITDA* 24.2 19.2 26% Adjusted EBITDA Margin* 33% 31% Highlights from operating segments within the Company’s United States segment are presented below. *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Century Casinos 14

Q3 2021 Highlights – Colorado (Selected Information in USD, in millions) Net Operating Revenue 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 Q1 8.1 6.7 9.4 Q2 8.8 2.0 12.1 Q3 9.2 10.4 12.5 Q4 7.8 9.5 2019 2020 2021 Adjusted EBITDA* 0.0 1.0 2.0 3.0 4.0 5.0 6.0 Q1 1.9 0.8 3.1 Q2 2.2 0.3 4.8 Q3 2.3 4.8 5.0 Q4 1.6 3.4 2019 2020 2021 As of September 30, 2021, our facilities in Colorado were fully operational with 818 slot machines and 14 table games. *Adjusted EBITDA is a non-GAAP financial measure. See Appendix A for the definition and reconciliation of Adjusted EBITDA. Century Casinos 15

Q3 2021 Highlights – West Virginia (Selected Information in USD, in millions) Net Operating Revenue 0.0 5.0 10.0 15.0 20.0 25.0 30.0 35.0 Q1 25.1 23.9 Q2 12.2 30.6 Q3 28.4 31.7 Q4** 8.7 24.5 2019 2020 2021 Adjusted EBITDA* -1.0 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 Q1 1.8 3.6 Q2 -0.5 6.2 Q3 4.8 5.9 Q4** 1.3 3.3 2019 2020 2021 As of September 30, 2021, our facility in West Virginia was fully operational with 1,116 slot machines and 35 table games. *Adjusted EBITDA is a non-GAAP financial measure. See Appendix A for the definition and reconciliation of Adjusted EBITDA. **Q4 2019 results show results of MTR following its acquisition in December 2019. Century Casinos 16

Q3 2021 Highlights – Missouri (Selected Information in USD, in millions) Net Operating Revenue 0.0 5.0 10.0 15.0 20.0 25.0 30.0 35.0 40.0 Q1 21.6 31.0 Q2 9.6 34.1 Q3 23.9 29.7 Q4** 7.4 24.5 2019 2020 2021 Adjusted EBITDA* 0.0 5.0 10.0 15.0 20.0 Q1 6.1 15.4 Q2 2.3 17.2 Q3 9.7 13.4 Q4** 2.6 10.4 2019 2020 2021 As of September 30, 2021, our facilities in Missouri were operating 1,366 slot machines and 32 table games. Table games are operating at approximately 57% of available gaming positions. *Adjusted EBITDA is a non-GAAP financial measure. See Appendix A for the definition and reconciliation of Adjusted EBITDA. **Q4 2019 results show the results of CCG and CCV following their acquisition in December 2019.  Century Casinos 17

Q3 2021 Highlights – Canada (Selected Information in CAD) In millions Q3 2021 Q3 2020 Change Net Operating Revenue 26.9 22.1 22% Operating Costs and Expenses 18.4 18.0 2% Earnings from Operations 8.5 4.1 108% Net Earnings Attributable to Century Casinos, Inc. Shareholders 4.0 5.0 (20%) Adjusted EBITDA* 10.0 5.9 70% Adjusted EBITDA Margin* 37%    27% Highlights from operating segments within the Company’s Canada segment are presented below. *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Century Casinos 18

Q3 2021 Highlights – Edmonton (Selected Information in CAD, in millions) Net Operating Revenue 0.0 5.0 10.0 15.0 20.0 Q1 11.8 13.1 1.3 Q2 18.5 3.9 5.1 Q3 17.9 13.5 17.8 Q4 16.6 10.2 2019 2020 2021 Adjusted EBITDA* -4.0 -2.0 0.0 2.0 4.0 6.0 8.0 Q1 2.9 1.4 -2.4 Q2 4.0 -0.2 0.3 Q3 3.5 3.2 5.7 Q4 3.9 2.5 2019 2020 2021 As of September 30, 2021, our facilities in Edmonton were fully operating with 1,797 slot machines, 64 video lottery terminals (“VLTS”) and 32 table games. *Adjusted EBITDA is a non-GAAP financial measure. See Appendix A for the definition and reconciliation of Adjusted EBITDA. Century Casinos 19

Q3 2021 Highlights – Calgary (Selected Information in CAD, in millions) Net Operating Revenue 0.0 2.0 4.0 6.0 8.0 10.0 12.0 Q1 9.9 8.5 1.2 Q2 10.9 2.6 3.1 Q3 11.2 8.6 9.1 Q4 10.2 6.4 2019 2020 2021 Adjusted EBITDA* -1.0 0.0 1.0 2.0 3.0 4.0 5.0 Q1 3.8 2.5 -0.7 Q2 3.9 0.0 0.5 Q3 2.9 2.7 4.3 Q4 3.2 2.8 2019 2020 2021 As of September 30, 2021, our facility in Calgary was fully operational with 663 slot machines and 10 VLTs. The casino operations of Century Casino Calgary were sold in December 2020. *Adjusted EBITDA is a non-GAAP financial measure. See Appendix A for the definition and reconciliation of Adjusted EBITDA. Century Casinos 20

Q3 2021 Highlights – Poland (Selected Information in PLN) In millions Q3 2021 Q3 2020 Change Net Operating Revenue 81.9 62.1 32% Operating Costs and Expenses 71.7 61.3 17% Earnings from Operations 10.2 0.8 1179% Net Earnings Attributable to Century Casinos, Inc. Shareholders 6.2 0.3 1830% Adjusted EBITDA* 11.6 3.8 209% Adjusted EBITDA Margin* 14% 6% *Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See Appendix A for the definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA margin. Century Casinos 21

Q3 2021 Highlights – Poland (Selected Information in PLN, in millions) Net Operating Revenue 0.0 20.0 40.0 60.0 80.0 100.0 Q1 74.8 66.6 22.4 Q2 76.6 29.6 32.5 Q3 79.0 62.1 81.9 Q4 83.9 51.0 2019 2020 2021 Adjusted EBITDA* -15.0 -10.0 -5.0 0.0 5.0 10.0 15.0 Q1 9.3 4.1 -9.6 Q2 7.6 -6.3 -4.0 Q3 9.6 3.8 11.6 Q4   9.6 -0.9 2019 2020 2021 As of September 30, 2021, Casinos Poland was fully operational with 526 slot machines and 119 table games at eight locations. *Adjusted EBITDA is a non-GAAP financial measure. See Appendix A for the definition and reconciliation of Adjusted EBITDA. Century Casinos 22

Q3 2021 Highlights – Corporate and Other (Selected Information in USD) In millions Q3 2021 Q3 2020 Change Net Operating Revenue 0.2 0.1 36% Operating Costs and Expenses 3.4 3.1 10% Loss from Operations (3.2) (3.0) 9% Net Loss Attributable to Century Casinos, Inc. Shareholders (7.9) (5.9) 35% Adjusted EBITDA* (2.1) (2.4) (12%)    The Corporate and Other reportable segment includes Cruise Ships & Other and Corporate Other reporting units. As of September 30, 2021, we have a concession agreement to operate two ship-based casinos through the second quarter of 2022. Expenses incurred by Corporate Other consist primarily of legal and accounting fees, corporate travel expenses, corporate payroll, amortization of stock-based compensation and other expenses not directly related to any of our individual properties. *Adjusted EBITDA is a non-GAAP financial measure. See Appendix A for the definition and reconciliation of Adjusted EBITDA. Century Casinos 23

Appendix A – Abbreviations of  Century  Casinos, Inc. Subsidiaries and  Certain  Operating  Segments Subsidiary Abbreviation Century Casino & Hotel – Central City CTL Century Casino & Hotel – Cripple Creek CRC Mountaineer Casino, Racetrack & Resort MTR Century Casino Cape Girardeau CCG Century Casino Caruthersville CCV Century Casino & Hotel - Edmonton CRA Century Casino St. Albert CSA Century Sports CAL Century Downs Racetrack and Casino CDR Century Bets! CBS Century Mile Racetrack and Casino CMR Casinos Poland CPL Century Resorts Management GmbH CRM Operating Segment Abbreviation Cruise Ships & Other Ships & Other Corporate Other N/A Century Casinos 24

Appendix A – Non-GAAP Financial  Measures The Company supplements its consolidated financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) by using the following non-GAAP financial measures, which management believes are useful in properly understanding the Company’s short-term and long-term financial trends. Management uses these non-GAAP financial measures to forecast and evaluate the operational performance of the Company as well as to compare results of current periods to prior periods on a consolidated basis. Adjusted EBITDA Adjusted EBITDA margin Net Debt Management believes presenting the non-GAAP financial measures used in this presentation provides investors greater transparency to the information used by management for financial and operational decision-making and allows investors to see the Company’s results “through the eyes” of management. Management also believes providing this information better enables our investors to understand the Company’s operating performance and evaluate the methodology used by management to evaluate and measure such performance. The adjustments made to GAAP financial measures result from facts and circumstances that vary in frequency and impact on the Company’s results of operations. The following is an explanation of each of the adjustments that management excludes in calculating its non-GAAP financial measures. Century Casinos 25

Appendix A – Non-GAAP Financial  Measures The Company defines Adjusted EBITDA as net earnings (loss) attributable to Century Casinos, Inc. shareholders before interest expense (income), net, income taxes (benefit), depreciation and amortization, non-controlling interests net earnings (loss) and transactions, pre-opening expenses, acquisition costs, non-cash stock-based compensation charges, asset impairment costs, (gain) loss on disposition of fixed assets, discontinued operations, (gain) loss on foreign currency transactions, cost recovery income and other, gain on business combination and certain other one-time transactions. Expense related to the Master Lease for the Company’s acquired casinos in Missouri and West Virginia and CDR land lease is included in the interest expense (income), net line item. Intercompany transactions consisting primarily of management and royalty fees and interest, along with their related tax effects, are excluded from the presentation of net earnings (loss) attributable to Century Casinos, Inc. shareholders and Adjusted EBITDA reported for each segment. Non-cash stock-based compensation expense is presented under Corporate and Other as the expense is not allocated to reportable segments when reviewed by the Company’s chief operating decision makers. Not all of the aforementioned items occur in each reporting period, but have been included in the definition based on historical activity. These adjustments have no effect on the consolidated results as reported under GAAP. Adjusted EBITDA is not considered a measure of performance recognized under GAAP. Management believes that Adjusted EBITDA is a valuable measure of the relative performance of the Company and its properties. The gaming industry commonly uses Adjusted EBITDA as a method of arriving at the economic value of a casino operation. Management uses Adjusted EBITDA to compare the relative operating performance of separate operating units by eliminating the above-mentioned items associated with the varying levels of capital expenditures for infrastructure required to generate revenue and the often high cost of acquiring existing operations. Adjusted EBITDA is used by the Company’s lending institution to gauge operating performance. The Company’s computation of Adjusted EBITDA may be different from, and therefore may not be comparable to, similar measures used by other companies within the gaming industry. Please see the reconciliation of Adjusted EBITDA to net earnings (loss) attributable to Century Casinos, Inc. shareholders below. The Company defines Adjusted EBITDA margin as Adjusted EBITDA divided by net operating revenue. Management uses this margin as one of several measures to evaluate the efficiency of the Company’s casino operations. Century Casinos 26

Appendix A – Non-GAAP Financial  Measures The Company defines Net Debt as total long-term debt (including current portion) plus deferred financing costs minus cash and cash equivalents. Net Debt is not considered a liquidity measure recognized under GAAP. Management believes that Net Debt is a valuable measure of our overall financial situation. Net Debt provides investors with an indication of our ability to pay off all of our long-term debt if it became due simultaneously. The cash payments related to the Company’s Master Lease are deducted from Adjusted EBITDA to calculate the debt and Net Debt to Adjusted EBITDA ratios. The Company does not recognize rent expense related to these leased assets; instead, a portion of the periodic payment under the Master Lease is recognized as interest expense with the remainder of the payment reducing the failed sale-leaseback financing obligation using the effective interest method. Management believes that deducting cash payments related to its Master Lease from Adjusted EBITDA provides investors with an indication of the length of time it would take the Company to repay its long-term debt. Century Casinos 27

Appendix A – Non-GAAP Financial  Measures Reconciliation of Adjusted EBITDA (in thousands) For the three months ended September 30, in USD 2021 2020 Net Operating Revenue $  116,610 $ 95,706 Net earnings attributable to Century Casinos, Inc. shareholders 11,226 3,748 Interest expense (income), net 10,620 10,587 Income taxes 2,593 428 Depreciation and amortization 6,784 6,824 Non-controlling interests 1,153 208 Non-cash stock-based compensation 986 354 (Loss) gain on foreign currency transactions and other (313) 43 Loss on disposition of fixed assets 7 22 Adjusted EBITDA $ 33,056 $ 22,214 Century Casinos 28

Appendix A – Non-GAAP Financial  Measures Reconciliation of Adjusted EBITDA (in thousands) – United  States For the three months ended September 30, 2021 in USD Colorado West Virginia Missouri Total United States Net Operating Revenue $ 12,507 $ 31,737 $ 29,653 $ 73,897 Net income attributable to Century Casinos, Inc. shareholders 4,511 2,110 5,768 12,389 Interest expense (income), net (4) 2,105 5,020 7,121 Depreciation and amortization 460 1,636 2,603 4,699 Adjusted EBITDA $ 4,967 $ 5,851 $ 13,391 $ 24,209 Adjusted EBITDA Margin 40% 18% 45% 33% For the three months ended September 30, 2020 in USD Colorado West Virginia Missouri Total United States Net Operating Revenue $ 10,423 $ 28,372 $ 23,852 $ 62,647 Net income attributable to Century Casinos, Inc. shareholders 4,287 1,141 2,228 7,656 Interest expense (income), net — 2,105 4,946 7,051 Depreciation and amortization 479 1,513 2,514 4,506 Loss on disposition of fixed assets — — 9 9 Adjusted EBITDA $ 4,766 $ 4,759 $ 9,697 $ 19,222 Adjusted EBITDA Margin   46% 17% 41% 31%    Century Casinos 29

Appendix A – Non-GAAP Financial  Measures Reconciliation of Adjusted EBITDA (in thousands) - Canada For the three months ended September 30, 2021 in CAD Edmonton Calgary Total Canada Net Operating Revenue $ 17,826 $ 9,073 $ 26,899 Net income attributable to Century Casinos, Inc. shareholders 1,946 2,050 3,996 Interest expense (income), net 21 685 706 Income (benefit) tax expense (137) 760 623 Depreciation and amortization 1,166 367 1,533 Non-controlling interests — 528 528 Loss (gain) on foreign currency transactions, cost recovery income and other 2,682 (55) 2,627 Loss on disposition of fixed assets 1 4 5 Adjusted EBITDA $ 5,679 $ 4,339 $ 10,018 Adjusted EBITDA Margin 32% 48% 37% For the three months ended September 30, 2020 in CAD Edmonton Calgary Total Canada Net Operating Revenue $ 13,506 $ 8,576 $ 22,082 Net income attributable to Century Casinos, Inc. shareholders 4,156 807 4,963 Interest expense (income), net 4 696 700 Income taxes 240 395 635 Depreciation and amortization 1,188 606 1,794 Non-controlling interests — 217 217 Gain on foreign currency transactions, cost recovery income and other (2,411) (5) (2,416) Loss on disposition of fixed assets — 15 15 Adjusted EBITDA $ 3,177 $ 2,731 $ 5,908 Adjusted EBITDA Margin   24% 32% 27% Century Casinos 30

Appendix A – Non-GAAP Financial  Measures Reconciliation of Adjusted EBITDA (in thousands) – Poland For the three months ended September 30, in PLN 2021 2020 Net Operating Revenue PLN 81,911 PLN 62,106 Net income attributable to Century Casinos, Inc. shareholders 6,196 321 Interest (income) expense, net (1,377) 23 Income taxes 2,610 472 Depreciation and amortization 2,942 2,958 Non-controlling interests 3,099 161 Gain on foreign currency transactions and other (1,846) (177) Loss on disposition of fixed assets 12 5 Adjusted EBITDA  PLN 11,636 PLN 3,763 Adjusted EBITDA Margin 14% 6% Century Casinos 31

Appendix A – Non-GAAP Financial  Measures Reconciliation of Adjusted EBITDA (in thousands) – Corporate and Other For the three months ended September 30, in USD 2021 2020 Net Operating Revenue $ 194 $ 143 Net loss attributable to Century Casinos, Inc. shareholders (7,908) (5,874) Interest expense (income), net 3,294 3,005 Income taxes (benefit) 1,420 (164) Depreciation and amortization 108 196 Non-cash stock-based compensation 986 354 (Gain) loss on foreign currency transactions and other (24) 69 Adjusted EBITDA $ (2,124) $ (2,414) Century Casinos 32

Appendix A – Non-GAAP Financial  Measures Reconciliation of Adjusted EBITDA and Adjusted EBITDA Less Cash Payments on Master Lease Financing Obligation (in thousands) in USD Q4 2020 Q1 2021 Q2 2021 Q3 2021 Trailing 12-Month September 30, 2021 Trailing 12-Month December 31, 2020 Net earnings (loss) attributable to Century Casinos, Inc. shareholders $ 6,713 $ (1,419) $ 6,855 $ 11,226 $ 23,375 $ (48,002) Interest expense (income), net 10,566 10,522 10,687 10,620 42,395 43,098 Income taxes 1,314 99 1,120 2,593 5,126 4,848 Depreciation and amortization 6,810 6,643 6,633 6,784 26,870 26,534 Non-controlling interests 53 (484) (583) 1,153 139 (134) Non-cash stock-based compensation (803) 259 323 986 765 (214) (Gain) loss on foreign currency transactions, cost recovery income and other (6,420) (981) 33 (313) (7,681) (13,145) Impairment - intangible and tangible assets — — — — — 35,121 Loss on disposition of fixed assets 69 105 170 7 351 26 Acquisition costs — — — — — 266 Adjusted EBITDA $ 18,302 $ 14,744 $ 25,238 $ 33,056 $ 91,340 $ 48,398 Cash payments on Master Lease (8,357) (4,208) (6,313) (6,313) (25,191) (25,021) Adjusted EBITDA less cash payments on Master Lease $ 9,945 $ 10,536 $ 18,925 $ 26,743 $ 66,149 $ 23,377  Century Casinos 33

Appendix A – Non-GAAP Financial  Measures Reconciliation of Net Debt (in thousands) Amounts in thousands September 30, 2021 December 31, 2020 Total long-term debt, including current portion $ 182,445 $ 184,550 Deferred financing costs 8,086 9,261 Total principal $ 190,531 $ 193,811 Less: Cash and cash equivalents $ 100,759 $ 63,413 Net Debt $ 89,772 $130,398 Century Casinos 34